                                                                   EXHIBIT 10.33

                           STOCK PURCHASE AGREEMENT
                           ------------------------

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of April 25, 1997 by and between Erpe Ernst Pelz Vertriebs GmbH, a corporation organized and existing under the laws of the Republic of Germany (the "Seller"), and Cambridge Industries, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Purchaser").

                                   RECITALS
                                   --------

     A. Seller owns twenty-five thousand (25,000) shares of Class B Common Stock (the "Stock") of CE Automotive Trim Systems, Inc., a Michigan corporation ("CEATS"), which represents all of the issued and outstanding Class B Common Stock CEATS.

     B. The Seller desires to sell the Stock to the Purchaser, and the Purchaser desires to purchase the Stock on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants contained herein, the parties agree as follows:

     1.   Sale and Purchase of the Stock. The Seller hereby sells the Stock to
          ------------------------------
the Purchaser, and the Purchaser hereby purchases the Stock from the Seller.

     2.   Purchase Price. The aggregate purchase price for the Stock to be
          --------------
purchased by the Purchaser is Twenty-five Thousand United States Dollars ($25,000.00), payable by wire transfer to such bank account as shall be identified for such purpose in writing by Seller or its counsel.

     3.   Termination of Joint Venture Agreement. The parties hereto and Empe
          --------------------------------------
Ernst Pelz GmbH & Co. KG hereby agree that the Joint Venture Agreement dated as of March 4, 1994 among them (the "Joint Venture Agreement") is hereby terminated without residual obligation of any party to the others except the confidentiality obligations of Section 3.5(C) thereof and such other obligations as are expressly contemplated to survive the termination of the Joint Venture Agreement; provided, that the dissolution of CEATS shall not be required in connection with the termination of the Joint Venture Agreement.

     4.   Representations and Warranties of Seller. Seller hereby represents and
          ----------------------------------------
warrants to the Purchaser that:

          (a) The Stock represents all of the issued and outstanding shares of Class B Common Stock in CEATS;

          (b) The Stock is owned solely by the Seller and is free and clear of any options, liens, claims, charges or other encumbrances; and

                 Stock Purchase Agreement dated April 25, 1997
                                  Page 1 of 3



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          (c)  The seller has full capacity, power and authority to enter into this Agreement and to sell the Stock to the Purchaser in accordance with the terms and conditions of this Agreement.

     5.   REPRESENTATIONS AND WARRANTIES OF PURCHASER. The Purchaser hereby
          -------------------------------------------
represents and warrants to the Seller that the Purchaser has full capacity, power and authority to enter into this Agreement and to purchase the Stock from the Seller in accordance with the terms and conditions of this Agreement.

     6.   MISCELLANEOUS PROVISIONS.
          ------------------------

          (a) This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Michigan.

          (b) All of the terms contained herein shall survive the consummation of the transactions contemplated herein, and shall be binding upon and inure to the benefit of and be enforceable by and against, the parties hereto and their respective successors, assigns, legal representatives and estates.

          (c) This Agreement and any other documents executed in connection herewith together constitute the full and entire understanding and agreement among the parties with respect to the transactions herein contemplated, and shall supersede all prior understandings or agreements relating thereto, whether written or oral, all of which are declared to be null and void and of no further force or effect.

          (d) This Agreement may only be amended or modified, and any of the terms, conditions, covenants, representations or warranties contained herein may only be waived, by a written instrument duly executed by the parties hereto.

          (e) This Agreement may be executed in counterparts, each of which shall be deemed an original. Executed copies may be delivered by telefacsimile, with original copies sent by airmail.



                    [SIGNATURES APPEAR ON FOLLOWING PAGE]




                 STOCK PURCHASE AGREEMENT DATED APRIL 25, 1997
                                  Page 2 of 3

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                        SELLER:

                                        Erpe Ernst Pelz Vertriebs GmbH,
                                        a German corporation


                                        By:  ____________________________

                                        Its: ____________________________



                                        PURCHASER:

                                        Cambridge Industries, Inc.,
                                        a Delaware corporation


                                        By:  /s/ Kevin J. Alder
                                             -----------------------------
                                        Its: President & Chief Operating Officer
                                             -----------------------------------

The undersigned hereby agrees to be
bound by Paragraph 3 above:

Empe Ernst Pelz GmbH & Co. KG,
a German corporation


By:  _______________________________

Its: _______________________________


                 Stock Purchase Agreement dated April 25, 1997

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                    SELLER:

                                    Erpe Ernst Pelz Vertriebs GmbH,
                                    a German corporation

                                    By:  /s/ G. Siekmann   /s/ W. Daniel
                                             G. SIEKMANN       W. DANIEL
                                         --------------------------------

                                    Its:     MANAGING          MANAGING
                                             DIRECTOR          DIRECTOR
                                         --------------------------------

                                    PURCHASER:

                                    Cambridge Industries, Inc.,
                                    a Michigan corporation

                                    By:  ________________________________

                                    Its: ________________________________

The undersigned hereby agrees to
be bound by Paragraph 3 above:


Empe Ernst Pelz GmbH & Co. KG,
a German corporation

By:  /s/ G. Siekmann   /s/ W. Daniel
         G. SIEKMANN       W. DANIEL
     --------------------------------

Its:     MANAGING          MANAGING
         DIRECTOR          DIRECTOR
     --------------------------------

                 Stock Purchase Agreement dated April 25, 1997

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

     FOR VALUE RECEIVED, Erpe Ernst Pelz Vertriebs GmbH ("Assignor") hereby assigns, transfers and sets over to Cambridge Industries, Inc. ("Assignee") twenty-five thousand (25,000) shares (the "Shares") of the issued and outstanding Class B Common Stock of CE AUTOMOTIVE TRIM SYSTEMS, INC., A Michigan corporation (the "Corporation"), standing in the name of Assignor on the books of the Corporation represented by Certificates No. B-1.
                                                  -----

     Assignor irrevocably appoints Richard S. Crawford, President of the Corporation, as Assignor's attorney-in-fact to transfer the Shares on the books of the Corporation with full power of substitution.


                                     ASSIGNOR:

                                     Erpe Ernst Pelz Vertriebs GmbH,
                                     a corporation organized and existing under the laws of the Republic of Germany

                                          /s/ G. Stekmann  /s/ W. Daniel
                                     By:      G. STEKMANN      W. DANIEL
                                              ---------------------------------
                                              MANAGING        MANAGING
                                     Its :    DIRECTOR        DIRECTOR
                                              ---------------------------------

                            RESIGNATION OF DIRECTOR
                      OF CE AUTOMOTIVE TRIM SYSTEMS, INC.

       In connection with the sale by Erpe Ernst Pelz Vertriebs GmbH of twenty-five thousand (25,000) shares of Class B Common Stock in CE Automotive Trim Systems, Inc., a Michigan corporation ("CEATS") to Cambridge Industries, Inc., GERD SIEKMANN hereby resigns his position as a Director of CEATS effective immediately.


Dated:

  25 APRIL 1997                              /s/ Dr. Gerd Siekmann
------------------------                     ----------------------------
                                             Dr. Gerd Siekmann

                            RESIGNATION OF DIRECTOR
                      OF CE AUTOMOTIVE TRIM SYSTEMS, INC.

     In connection with the sale by Erpe Ernst Pelz Vertriebs GmbH of twenty-five thousand (25,000) shares of Class B Common Stock in CE Automotive Trim Systems, Inc., a Michigan corporation ("CEATS") to Cambridge Industries, Inc. WERNER DANIEL hereby resign his position as a Director of CEATS effective immediately.


Dated:

25 April 1997                                /s/ Werner Daniel
---------------------------                  -----------------------------
                                             Werner Daniel